Exhibit 99.2

News Release

Merck to Acquire Harpoon Therapeutics, Further Diversifying Oncology Pipeline

Acquisition includes HPN328, an investigational delta-like ligand 3 (DLL3) targeting T-cell engager being evaluated in certain patients with small cell lung cancer and neuroendocrine tumors

RAHWAY, N.J., and SOUTH SAN FRANCISCO, Calif., Jan. 8, 2024—Merck (NYSE: MRK), known as MSD outside of the United States and Canada, and Harpoon Therapeutics, Inc. (Nasdaq: HARP) today announced that the companies have entered into a definitive agreement under which Merck, through a subsidiary, will acquire Harpoon for $23.00 per share in cash for an approximate total equity value of $680 million.

“At Merck, we continue to enhance our oncology pipeline through strategic acquisitions that complement our current portfolio and advance breakthrough science to help address the needs of people with cancer worldwide,” said Dr. Dean Y. Li, president, Merck Research Laboratories. “This agreement reflects the creativity and commitment of scientists and clinical development teams at Harpoon. We look forward to further evaluating HPN328 in innovative combinations with other pipeline candidates.”

Harpoon has developed a portfolio of novel T-cell engagers that employ the company’s proprietary Tri-specific T cell Activating Construct (TriTAC®) platform, an engineered protein technology designed to direct a patient’s own immune cells to kill tumor cells, and ProTriTAC™ platform, applying a prodrug concept to its TriTAC® platform to create a therapeutic T-cell engager that is designed to remain inactive until it reaches the tumor.

“At Harpoon, we have always been committed to advancing our cancer immunotherapy candidates to improve the lives of patients. With Merck’s recognized leadership in oncology clinical development and global commercial footprint, our lead candidate, HPN328, is well positioned moving forward,” said Julie Eastland, president and chief executive officer, Harpoon Therapeutics. “The talented, passionate and dedicated Harpoon team has made great progress over the past eight years in leveraging our research platform to develop an innovative suite of candidates, and we are pleased that Merck has recognized the significant potential of our pipeline. I want to personally thank all of our key stakeholders, including our entire team at Harpoon, trial participants, physicians and our shareholders, who have supported us.”

Harpoon’s lead candidate, HPN328, is a T-cell engager targeting delta-like ligand 3 (DLL3), an inhibitory canonical Notch ligand that is expressed at high levels in small cell lung cancer (SCLC) and neuroendocrine tumors. HPN328 is currently being evaluated in a Phase 1/2 clinical trial (NCT04471727) evaluating the safety, tolerability and pharmacokinetics of HPN328 monotherapy in patients with advanced cancers associated with expression of DLL3. The study is also evaluating HPN328 in combination with atezolizumab in patients with SCLC. In October 2023, Harpoon announced the presentation of positive interim tolerability and response data for HPN328 in certain patients with SCLC and neuroendocrine tumors.

Additional pipeline candidates include HPN217 targeting B-cell maturation antigen (BCMA), currently in Phase 1 clinical development for the treatment of patients with relapsed/refractory multiple myeloma, and several preclinical stage candidates, including HPN601, a conditionally activated targeting epithelial cell adhesion molecule (EpCAM) for the treatment of certain patients with EpCAM expressing tumors.

Under the terms of the agreement, Merck, through a subsidiary, will acquire all outstanding shares of Harpoon Therapeutics, Inc. for a price per share of $23.00 in cash. The Board of Directors of Harpoon has unanimously approved the transaction. Closing of the acquisition is subject to certain conditions, including approval of the merger by Harpoon’s stockholders, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and other customary conditions. The transaction is expected to close in the first half of 2024 and will be accounted for as an asset acquisition. Merck expects to record a charge (non-tax deductible) of approximately $650 million, or approximately $0.26 per share, that will be included in non-GAAP results in the quarter that the transaction closes.

Advisors

Evercore Group L.L.C. acted as financial advisor to Merck in this transaction and Covington & Burling LLP acted as its legal advisor. Centerview Partners LLC acted as financial advisor to Harpoon and Goodwin Procter LLP acted as its legal advisor.

About HPN328

HPN328 targets delta-like ligand 3 (DLL3), an inhibitory canonical Notch ligand. HPN328 uses Harpoon’s proprietary Tri-specific T cell Activating Construct (TriTAC®) platform that is designed to recruit a patient’s own immune cells to kill tumor cells. HPN328 is being evaluated as monotherapy and in combination in an ongoing open-label, multicenter two-part study (NCT04471727) to assess the safety, tolerability, and pharmacokinetics in patients with certain advanced cancers associated with expression of DLL3.

In March 2022, the U.S. Food and Drug Administration (FDA) granted Orphan Drug Designation to HPN328 for the treatment of small cell lung cancer.

About TriTACS

TriTACs are novel investigational T-cell-engaging therapeutic proteins optimized for the treatment of solid tumors. TriTACs have an extended serum half-life and may be manufactured using routine biologic techniques.

Merck’s focus on cancer

Our goal is to translate breakthrough science into innovative oncology medicines to help people with cancer worldwide. At Merck, the potential to bring new hope to people with cancer drives our purpose and supporting accessibility to our cancer medicines is our commitment. As part of our focus on cancer, Merck is committed to exploring the potential of immuno-oncology with one of the largest development programs in the industry across more than 30 tumor types. We also continue to strengthen our portfolio through strategic acquisitions and are prioritizing the development of several promising oncology candidates with the potential to improve the treatment of advanced cancers. For more information about our oncology clinical trials, visit www.merck.com/clinicaltrials.

About Harpoon Therapeutics

Harpoon Therapeutics is a clinical-stage immunotherapy company developing a novel class of T-cell engagers designed to harness the power of the body’s immune system to treat patients suffering from cancer and other diseases. T-cell engagers are engineered proteins that direct a patient’s own T-cells to kill target cells that express specific proteins, or antigens, carried by the target cells. Using its proprietary Tri-specific T cell Activating Construct (TriTAC®) platform, Harpoon is developing a pipeline of novel TriTACs initially focused on the treatment of certain types of solid tumors and hematologic malignancies. Harpoon has also developed a proprietary ProTriTAC™ platform, which applies a prodrug concept to its TriTAC platform to create a therapeutic T-cell engager that is designed to remain inactive until it reaches the tumor. Harpoon’s third proprietary technology platform, extended release TriTAC-XR, is designed to mitigate cytokine release syndrome. For additional information about Harpoon Therapeutics, please visit www.harpoontx.com.

About Merck

At Merck, known as MSD outside of the United States and Canada, we are unified around our purpose: We use the power of leading-edge science to save and improve lives around the world. For more than 130 years, we have brought hope to humanity through the development of important medicines and vaccines. We aspire to be the premier research-intensive biopharmaceutical company in the world—and today, we are at the forefront of research to deliver innovative health solutions that advance the prevention and treatment of diseases in people and animals. We foster a diverse and inclusive global workforce and operate responsibly every day to enable a safe, sustainable and healthy future for all people and communities. For more information, visit www.merck.com and connect with us on X (formerly Twitter), Facebook, Instagram, YouTube and LinkedIn.

Additional Information and Where to Find it

In connection with the proposed transaction between Harpoon and Merck, Harpoon will file with the Securities and Exchange Commission (SEC) a proxy statement on Schedule 14A relating to a special meeting of its stockholders. Additionally, Harpoon may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of Harpoon are urged to read the proxy statement and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive version of the proxy statement will be mailed or otherwise made available to Harpoon’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containing information about the proposed transaction that are filed by Harpoon or Merck with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Harpoon’s website at ir.harpoontx.com/investors, by contacting Harpoon’s investor relations department at investors@harpoontx.com, or on Merck’s website at www.merck.com.

Participants in the Solicitation

Harpoon, Merck and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Harpoon in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information about Harpoon’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be included in the proxy statement (when available). Information about Merck and its directors and executive officers can be found in Merck’s proxy statement filed on April 3, 2023 and Merck’s other filings with the SEC available at the SEC’s Internet site (www.sec.gov), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Harpoon stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Harpoon directors and executive officers in the proposed transaction, which may be different than those of Harpoon stockholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these document using the sources indicated above.

Forward-Looking Statement of Merck & Co., Inc., Rahway, N.J., USA

This news release of Merck & Co., Inc., Rahway, N.J., USA includes statements that are not statements of historical fact, or “forward-looking statements,” including with respect to Merck’s proposed acquisition of Harpoon, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Merck and Harpoon to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the merger contemplated thereby, statements about the expected timetable for completing the transaction, Merck’s and Harpoon’s beliefs and expectations and statements about the benefits sought to be achieved in Merck’s proposed acquisition of Harpoon, the potential effects of the acquisition on both Merck and Harpoon, the possibility of any termination of the merger agreement, as well as the expected benefits and success of Harpoon’s product candidates. These statements are based upon the current beliefs and expectations of Merck’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all, or that any product candidates will receive the necessary regulatory approvals or prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the merger; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the merger contained in the merger agreement may not be satisfied or waived (including the failure to obtain the requisite vote by Harpoon’s stockholders); the effects of disruption from the transactions contemplated by the merger agreement and the impact of the announcement and pendency of the transactions on Harpoon’s business; the risk that stockholder litigation in connection with the merger may result in significant costs of defense, indemnification and liability; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; Merck’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of Merck’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Merck’s 2022 Annual Report on Form 10-K and Merck’s other filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov).

Forward-Looking Statements of Harpoon Therapeutics

Any statements in this press release about Harpoon’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements about Merck’s proposed acquisition of Harpoon, the ability of Merck and Harpoon to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the merger contemplated thereby and the other conditions set forth in the merger agreement, statements about the expected timetable for completing the transaction, Merck’s and Harpoon’s beliefs and expectations and statements about the benefits sought to be achieved in Merck’s proposed acquisition of Harpoon, the potential effects of the acquisition on Harpoon, the possibility of any termination of the merger agreement, as well as the expected benefits and success of Harpoon’s product candidates, and other statements containing the words “anticipates,” “believes,” “continue,” “expects,” “intends,” “look forward,” “plans,” “toward,” “will” and similar expressions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Harpoon’s control. These forward-looking statements are based upon Harpoon’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Such risks and uncertainties include, without limitation, (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approval and the requisite approval of Harpoon’s stockholders; (iii) the effects of disruption from the proposed transaction contemplated by the merger agreement and the impact of the announcement and pendency of the proposed transaction on Harpoon’s business; (iv) the effects of the proposed transaction on relationships with employees, other business partners or governmental entities; (v) the response of competitors to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Harpoon’s ability to pursue certain business opportunities; (xi) risks related to the advancement of product candidates into, and successful completion of, preclinical studies and clinical trials; (xii) risks and uncertainties related to regulatory application, review and approval processes and Harpoon’s compliance with applicable legal and regulatory requirements; (xiii) general industry conditions and competition; and (xiv) general economic factors. These and other risks are described in additional detail in Harpoon’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 and Harpoon’s other filings with the U.S. Securities and Exchange Commission (SEC), available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this press release speak only as of the date hereof, and Harpoon specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise.

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Merck Investor Contact:	Peter Dannenbaum (732) 594-1579	Harpoon Investor & Media Contact:	Ana Kapor akapor@harpoontx.com

Merck Media Contacts:	Robert Josephson (203) 914-2372